UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2013

DIGITAL ANGEL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-26020	43-1641533
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 State Street, Suite 214 New London, Connecticut		06320
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 651-900-0776

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

Share Exchange Agreement

Digital Angel Corporation (“we,” “our,” “us,” or the “Company”) has agreed to acquire all of the outstanding shares of common stock (the “VeriTeQ Shares”) of VeriTeQ Acquisition Corporation (“VeriTeQ”) in accordance with a Share Exchange Agreement dated June 24, 2013 (the “Exchange Agreement”) by and among the Company, VeriTeQ, and the shareholders of VeriTeQ (collectively, the “VeriTeQ Shareholders”). In exchange for the VeriTeQ Shares, the Company will issue to the VeriTeQ Shareholders 4,107,592 shares of the Company’s Series B Convertible Preferred Stock (the “Preferred Shares”). Each of the Preferred Shares will be convertible into two shares of the Company’s common stock. The exchange of the VeriTeQ Shares for the Preferred Shares is referred to in this Current Report on Form 8-K as the “Share Exchange.” After the closing of the Share Exchange (the “Closing”), VeriTeQ will become our wholly-owned subsidiary, and the VeriTeQ Shareholders will own approximately 90% of our common stock, on an as converted, fully diluted basis.

The Closing of the Share Exchange is expected to occur on or before July 31, 2013 or such other date to which the Company, VeriTeQ Shareholders and VeriTeQ agree (the “Closing Date”). As described in more detail below, after the Closing Date, and upon the fulfillment of certain conditions, the Preferred Shares will be automatically converted into shares of the Company’s common stock (the “Conversion Shares”); all outstanding stock options to purchase shares of VeriTeQ’s common stock, whether or not exercisable or vested (the “VeriTeQ Stock Options”), will be converted into options to acquire shares of the Company’s common stock (the “Substitute Options”); and all outstanding warrants to purchase shares of VeriTeQ’s common stock (the “VeriTeQ Warrants”) will be converted into warrants to purchase shares of the Company’s common stock (the “Converted Warrants”).

The Preferred Stock consists of 4,107,592 authorized shares. The shares of Preferred Stock being issued to the VeriTeQ Shareholders in connection with the Share Exchange will, by their principal terms:

●

convert into a total of 8,215,184 Conversion Shares, at which time the Conversion Shares will constitute approximately 89% of the issued and outstanding shares of common stock of the Company, following the “Reverse Stock Split” (as defined below);

●	have the same voting rights as holders of the Company’s common stock as an as-converted basis for any matters that are subject to stockholder vote;

●	not be entitled to any dividends; and

●	be treated pari passu with the Company’s common stock on liquidation, dissolution or winding up of the Company.

The Exchange Agreement provides that as soon as practicable following the Closing Date, but in no event more than 30 calendar days after the Closing Date, the Company is to approve, and it is to seek to obtain the approval of its stockholders for, the following transactions:

●

a one-for-30 reverse stock split of the Company’s common stock (the “Reverse Split”), which will cause the total number of shares of the Company’s common stock outstanding, including the Conversion Shares and the shares of common stock purchasable upon exercise of the Substitute Options and the Converted Warrants, to equal approximately 12,402,109 shares of common stock of the Company;

●	amending the Company’s Certificate of Incorporation to change the name of the Company to “VeriTeQ Corporation” to better reflect the business of VeriTeQ; and

●	the Company’s 2013 Stock Incentive Plan (the “Stock Plan”).

The Company, VeriTeQ and the VeriTeQ Shareholders have made certain representations, warranties and covenants in the Exchange Agreement including, among others, covenants that, subject to certain exceptions: (i) the Company and VeriTeQ each will conduct its business in the ordinary course and in such a manner so that its representations and warranties contained in the Exchange Agreement will continue to be true and correct in all material respects as of the Closing as if made at and as of the Closing; and (ii) neither the Company nor VeriTeQ will engage in certain activities before the Closing Date without the prior consent of the other parties to the Exchange Agreement. In addition, subject to certain exceptions, the Company is required to deal exclusively with VeriTeQ regarding the transactions contemplated by the Exchange Agreement and not, among other things, solicit, initiate, facilitate or knowingly encourage proposals relating to certain alternative transactions, provide information or documentation to any other person other than VeriTeQ relating to such alternative transactions, or enter into an agreement with any person other than VeriTeQ with respect to such alternative transactions. The Company has agreed to certain restrictions on its ability to respond to any such proposals.

The Company’s representations, warranties and covenants set forth in the Exchange Agreement have been made for the benefit of only VeriTeQ and the VeriTeQ Shareholders. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Exchange Agreement; (ii) have been qualified by matters described in a disclosure schedule delivered by the Company to VeriTeQ and the VeriTeQ Shareholders in connection with the Exchange Agreement; (iii) are subject to materiality qualifications contained in the Exchange Agreement that may differ from what is viewed as material by the Company’s stockholders and investors in the Company; (iv) were made only as of the date of the Exchange Agreement or such other date as is specified in the Exchange Agreement; and (v) have been included in the Exchange Agreement for the purpose of allocating risk between the contracting parties to the Exchange Agreement rather than establishing matters as fact. Accordingly, the Exchange Agreement is included as an exhibit to this Current Report on Form 8-K only to provide stockholders and investors with information regarding the terms of the Exchange Agreement and not to provide stockholders and investors with any other factual information regarding the Company or its business. Stockholders and investors should not rely on the representations, warranties and covenants in the Exchange Agreement or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. In addition, information concerning the subject matter of the representations and warranties in the Exchange Agreement may change after the date of the Exchange Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Exchange Agreement should not be read alone, but it should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents that the Company files or has filed with the Securities and Exchange Commission (the “SEC”).

The consummation of the Share Exchange is subject to certain closing conditions, including, among others, (i) the accuracy of each party’s representations and warranties (subject generally to a material adverse effect standard); (ii) the performance of each party’s covenants in all material respects; (iii) the receipt of third party consents required to be obtained by the Company, VeriTeQ and the VeriTeQ Shareholders; (iv) the absence of any proceeding challenging, or seeking damages in connection with, any of the transactions contemplated by the Exchange Agreement; (v) the employment agreements between the Company and each of Scott R. Silverman, Randolph K. Geissler and Lorraine Breece, having been signed and delivered to the Company; and (vi) the termination of the current employment agreements between VeriTeQ and each of Mr. Silverman and Mr. Geissler.

The Exchange Agreement contains certain termination rights for the Company and VeriTeQ. The Exchange Agreement may be terminated by the mutual written consent of the Company and VeriTeQ. Either the Company or VeriTeQ may terminate it if, among other reasons, the Closing does not occur on or before July 31, 2013; if any material representation or warranty made by the other party was materially untrue as of the date of the Exchange Agreement or has become materially untrue, subject to a 10-day cure period; or if a court of competent jurisdiction has issued a nonappealable final order that has the effect of permanently restraining the transactions contemplated by the Exchange Agreement. In addition, among other termination rights, the Company may terminate the Exchange Agreement in connection with certain alternative proposals if the Company’s Board of Directors determines in good faith that the proposal constitutes or is reasonably likely to lead to a proposal that is superior to the Share Exchange. Upon the Company’s termination of the Exchange Agreement under certain circumstances, including in connection with a superior proposal, the Company may be required to pay VeriTeQ a termination fee of $100,000.

The Exchange Agreement requires the Company to file and mail to its stockholders, as promptly as practicable after the Closing Date, an information statement on Schedule 14C with respect to the approval of the Reverse Split, amending the Company’s Certificate of Incorporation to change its name and, subject to approval of the Reverse Split, the Stock Plan.

Upon the effectiveness of the Reverse Split and the approval of the Stock Plan as described above, the following will automatically occur:

●

the Preferred Shares will be converted into a total of 8,215,184 Conversion Shares, at which time the Conversion Shares will constitute approximately 89% of the issued and outstanding shares of common stock of the Company;

●	the VeriTeQ Stock Options will be converted into the Substitute Options; and

●	the VeriTeQ Warrants will be converted into the Converted Warrants.

The VeriTeQ Stock Options and the VeriTeQ Warrants will be converted into Substitute Options and Converted Warrants to purchase that number of whole shares of the Company’s common stock determined by multiplying the number of shares of VeriTeQ common stock subject to such VeriTeQ Stock Option or VeriTeQ Warrant by 0.19083 shares, at an exercise price per share equal to the exercise price per share of such VeriTeQ Stock Option or VeriTeQ Warrant immediately before the Closing Date of the Share Exchange divided by 0.19083, rounded up to the nearest whole cent.

In connection with the Closing of the Share Exchange, the Exchange Agreement requires our Board of Directors to increase the size of the Board to five members. It also requires Messrs. Joseph J. Grillo and Dennis G. Rawan, two of our three current directors, to resign as directors. Our Board then will appoint Messrs. Scott R. Silverman, Barry Edelstein, Michael E. Krawitz and Shawn Wooden as members of the Board. The Exchange Agreement provides that Daniel E. Penni, our interim Chief Executive Officer and President and the Chairman of our Board of Directors, will resign from each officer position he holds at the Company, and Mr. Silverman will be appointed as our Chairman and Chief Executive Officer. Lorraine M. Breece will remain as our Chief Financial Officer.

The contemplated change in the composition of our Board of Directors and the issuance of securities upon the conversion of the Preferred Stock will result in a change-of-control of the Company. The change in the Company’s Board of Directors will become effective only after the Closing of the Share Exchange, but no earlier than the tenth (10th) day after the Company files an Information Statement on Schedule 14F-1 with the SEC which the Company plans to transmit to its stockholders on or about June 27, 2013.

The Boards of Directors of the Company and VeriTeQ have approved the Exchange Agreement and the transactions contemplated thereby.

The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the provisions of the Exchange Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company or VeriTeQ to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “increase,” “forecast” and “guidance” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are based upon then-current assumptions and expectations and are generally forward-looking in nature and not historical facts. Any statements that refer to outlook, expectations or other characterizations of future events, circumstances or results are also forward-looking statements. There can be no assurance that the proposed Share Exchange or the related transactions will occur as currently contemplated, or at all, or that the expected benefits from the transactions will be realized on the timetable currently contemplated, or at all. Additional risks and uncertainties relating to the proposed Share Exchange include, but are not limited to, uncertainties as to the satisfaction of closing conditions to the Share Exchange, the respective parties’ performance of their obligations under the Exchange Agreement, and other factors affecting the execution of the transactions contemplated by the Exchange Agreement. Other risks that could cause future results to differ from those expressed by the forward-looking statements included in this Current Report on Form 8-K include, but are not limited to, the Company’s ability to promptly and effectively integrate the businesses of the Company and VeriTeQ, any change in national and regional economic conditions, competitive factors in the markets served by the Company and VeriTeQ, governmental regulation, industry consolidation, technological developments and major world news events.

A further list and description of important assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements are specified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2012, June 30, 2012 (as amended) and September 30, 2012, including under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Other unknown or unpredictable factors could also have material adverse effects on the Company’s or VeriTeQ’s performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this Current Report on Form 8-K may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

Additional Information

The Company plans to file an information statement on Schedule 14C with the SEC in connection with the Share Exchange. THE COMPANY URGES INVESTORS TO REVIEW THE INFORMATION STATEMENT ON SCHEDULE 14C AND ANY OTHER STATEMENTS OR REPORTS TO BE FILED BY THE COMPANY WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. These documents will be available without charge on the SEC’s web site at www.sec.gov. INVESTORS ARE ADVISED TO READ THE INFORMATION STATEMENT ON SCHEDULE 14C CAREFULLY BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS.

The officers and directors of the Company may have interests in the Share Exchange and the other transactions contemplated by the Exchange Agreement, some of which may differ from, or may be in addition to, those of the stockholders of the Company. A description of the interests that the officers and directors of the Company have in the Share Exchange and the other transactions contemplated by the Exchange Agreement will be described in the information statement on Schedule 14C.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

On June 25, 2013, we issued a press release announcing the Exchange Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information furnished under Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any of the Company’s filing under the Securities Act of 1933, as amended, or the Exchange Act, unless the Company specifically incorporates the foregoing information into those documents by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Share Exchange Agreement dated as of June 24, 2013, among the Company, VeriTeQ and the VeriTeQ Shareholders.

99.1	Press Release of the Company dated June 25, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Angel Corporation

Date: June 25, 2013
	By:	/s/ Daniel E. Penni
Daniel E. Penni
President and Interim Chief Executive Officer (Principal Executive Officer)

Exhibit Index

Exhibit Number	Description

2.1	Share Exchange Agreement dated as of June 24, 2013, among the Company, VeriTeQ and the VeriTeQ Shareholders.

99.1	Press Release of the Company dated June 25, 2013.